Fees Summary	Dec. 05, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 466,678,121.51
Previously Paid Amount	0
Total Fee Amount	64,448.25
Total Offset Amount	0
Net Fee	$ 64,448.25